UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report: August 31, 2008

(Date of earliest event reported)
NISSAN AUTO LEASE TRUST 2008-A
(Issuing Entity with respect to the Notes)

(Exact name of registrant as specified in its charter)
NISSAN AUTO LEASING LLC II
(Depositor of the Note Issuer and Transferor of the SUBI Certificate to the Issuing Entity)

(Exact name of registrant as specified in its charter)
NISSAN-INFINITI LT
(Issuer with respect to the SUBI Certificate)

(Exact name of registrant as specified in its charter)

DELAWARE	333-147542	Nissan Auto Lease Trust 2008-A
	333-147542-01	51-6597303
	333-147542-02	Nissan Auto Leasing LLC II 95-4885574
Nissan-Infiniti LT 33-6226449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Nissan Way
Franklin, Tennessee 37067

(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 625-1224
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Definitive Material Agreement
     On September 2, 2008, Nissan Auto Lease Trust 2008-A (the “Issuing Entity”), Nissan-Infiniti LT (“NILT”), Nissan Auto Leasing LLC II (“NALL II”), individually, as depositor and as trust certificateholder, NILT Trust, as UTI beneficiary, grantor and transferor (in such capacity, the “UTI Beneficiary,” the “Grantor” and the “Transferor,” respectively), Nissan Motor Acceptance Corporation (“NMAC”), individually, as servicer and as administrative agent (in such capacity, the “Servicer” and the “Administrative Agent,” respectively), NILT, Inc., as trustee for NILT, Wilmington Trust Company (“WTC”), as owner trustee and Delaware trustee (in such capacity, the “Owner Trustee” and the “Delaware Trustee,” respectively), and U.S. Bank National Association, as trust agent, indenture trustee and secured party (in such capacity, the “Trust Agent,” the “Indenture Trustee” and the “Secured Party,” respectively), entered into an Agreement of Amendment to Basic Documents (the “Amendment”), dated as of August 31, 2008, pursuant to which the Indenture, dated as of April 23, 2008, by and between the Issuing Entity and the Indenture Trustee, the Agreement of Definitions, dated as of April 23, 2008, by and among the Issuing Entity, NILT Trust, as Grantor and Initial Beneficiary, NILT, NMAC, in its individual capacity, as Servicer and as Administrative Agent, NALL II, NILT, Inc., as trustee to NILT, WTC, as Owner Trustee and Delaware Trustee, and U.S. Bank National Association, as Trust Agent and Indenture Trustee, and the Amended and Restated Trust Agreement, dated as of April 23, 2008 between NALL II and the Owner Trustee were amended.
     Attached as Exhibit 4.1 is the Amendment.
ITEM 3.03 Material Modification to Rights of Securityholders.
     Effective as of August 31, 2008, pursuant to the Amendment, the Indenture Trustee will begin transferring to the reserve account all funds remaining after higher priority distributions, including distributions to the Class A-1 Noteholders, Class A-2a Noteholders, Class A-2b Noteholders, Class A-3a Noteholders, Class A-3b Noteholders and Class A-4 Noteholders, and immediately prior to required distributions to the Certificateholder, until the amount on deposit in the reserve account equals $49,512,447.84. Furthermore, pursuant to the Amendment, NALL II contributed $12,450,000 to the Issuing Entity, which the Issuing Entity in turn deposited into the reserve account.
     In addition, on September 2, 2008, NALL contributed the Class A-4 Notes to the Issuing Entity, the Issuing Entity in turn caused the Class A-4 Notes to be cancelled.
ITEM 9.01 Financial Statements and Exhibits
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits

Exhibit No.	Description

Exhibit 4.1	Agreement of Amendment to Basic Documents, dated as of August 31, 2008, by and among Nissan Auto Lease Trust 2008-A, U.S. Bank National Association, as trust agent, indenture trustee and as secured party, Nissan Motor Acceptance Corporation, individually, as servicer and as administrative agent, Nissan-Infiniti LT, NILT Trust, as UTI beneficiary, grantor and transferor, NILT, Inc., as trustee for Nissan-Infiniti LT, Nissan Auto Leasing LLC II, individually, as depositor and as trust certificateholder, and Wilmington Trust Company, as owner trustee and Delaware trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
Date: September 5, 2008

NISSAN AUTO LEASE TRUST 2008-A

By:	Nissan Auto Leasing LLC II, solely as originator of
Nissan Auto Lease Trust 2008-A

	By:	/s/ Rakesh Kochhar
Name: Rakesh Kochhar
Title: Treasurer

NISSAN AUTO LEASING LLC II

By:	/s/ Rakesh Kochhar

Name: Rakesh Kochhar
Title: Treasurer

NISSAN-INFINITI LT

By:	Nissan Motor Acceptance Corporation, solely as
originator of Nissan-Infiniti LT

	By:	/s/ Rakesh Kochhar
Name: Rakesh Kochhar
Title: Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Agreement of Amendment to Basic Documents, dated as of August 31, 2008, by and among Nissan Auto Lease Trust 2008-A, U.S. Bank National Association, as trust agent, indenture trustee and as secured party, Nissan Motor Acceptance Corporation, individually, as servicer and as administrative agent, Nissan-Infiniti LT, NILT Trust, as UTI beneficiary, grantor and transferor, NILT, Inc., as trustee for Nissan-Infiniti LT, Nissan Auto Leasing LLC II, individually, as depositor and as trust certificateholder, and Wilmington Trust Company, as owner trustee and Delaware trustee.

4